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Exhibit 99.1

PRIMEDIA

Seizing The Targeted Media Opportunity

September, 2005

[GRAPHIC]

Forward Looking Statements

This presentation contains forward-looking statements as that term is used under the Private Securities Litigation Act of 1995.  These forward-looking statements are based on the current assumptions, expectations and projections of the Company’s management about future events. Although the assumptions, expectations and projections reflected in these forward-looking statements represent management’s best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements.  Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  All references to “Company” and “PRIMEDIA” as used throughout this presentation refer to PRIMEDIA Inc. and its subsidiaries.

Targeted Media
A Significant Business Opportunity

“Mass advertising (and its dependent media) is in peril.  Yet, the opportunity for advertisers and targeted media has never been brighter.”

—Bernstein Research, May, 2004

“In advertising, 2005 will be the year of the sharpshooter.”

—“Why Big Bucks Are Chasing Targeted Media”
BusinessWeek, January, 2005

Consumers Seek Content With Highest Relevance

Alabama		Missouri
Arkansas		New England
California		New York
Florida		North Carolina
Georgia		Ohio
Great Plains		Oklahoma
Illinois		Pennsylvania
Indiana	[GRAPHIC]	Rocky Mountain
Iowa		South Carolina
Kentucky		Tennessee
Louisiana		Texas
Michigan		Virginia
Mid-Atlantic		Washington-Oregon
Minnesota		West Virginia
Mississippi		Wisconsin

30 State/Region-Specific Game & Fish Editions Outsell All Other
Outdoor Publications on Newsstand 2-to-1

PRIMEDIA’s Business Segments

	Enthusiast	Consumer
(2004, $ Millions)	Media	Guides	Education	Total

% Total Revenue	67%	27%	6%

Revenue	$701.1	$287.1	$66.4	$1,053.7

Segment EBITDA	$151.2	$81.5	$4.9	$209.8

Segment EBITDA Margin	21.6%	28.4%	7.4%	19.9%

All revenue and Segment EBITDA numbers in this presentation are for continuing businesses excluding About.com and PRIMEDIA Business Information.  Total includes Intersegment Eliminations and Corporate Overhead.
All non-GAAP terms reconciled to GAAP in the Company’s filings with the Securities and Exchange Commission.

Enthusiast Media (67% of 2004 Revenue)

[GRAPHIC]

America’s Leading Enthusiast Media Company
Most Ad Pages of Any U.S. Publisher, 72% More Than Closest Competitor

Multi-Media Offering Maximizes Connection Between Advertisers, Enthusiasts and PRIMEDIA

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

120+	115+	100+	10+	300+
Publications	Web sites	Events	TV	Branded
			Programs	Products

15+ Million	10+ Million	2+ Million	89+ Million	100+
Avg. Monthly	Monthly Unique	Attendees	Annual	Licensees
Circulation	Visitors		Impressions

31+ Million Customer Database

Seizing the Targeted Media Opportunity

Example:  $35 Billion Fishing Market

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Publications,	Focused	Television	Targeted
Books, Videos,	Events	Programming	Web sites
Customer Database

Targeted Message Surrounding Engaged Audience = High ROI

Improving Product Quality
Redesign Program Catalyst for Growth

[GRAPHIC]

Newsstand Results From All Issues After Redesign Completed:

Average Ad Pages: +9.8%	Average Copies Sold: +5.2%

Approximately 90 Need Redesigns. 10 Completed. 26 In Progress.

Improving and Leveraging Online

[GRAPHIC]	Ad Revenue

1H05 Online Revenue: +17%

[GRAPHIC]	Subscriber Acquisition

[GRAPHIC]	E-Commerce

Extending Brands To New Products

[GRAPHIC]	1H05 Licensing Revenue: +76%

PRIMEDIA’s Dominance in Male 18-34 Market Attracting Non-Endemic Advertisers

New or incremental advertisers…

[LOGO]

that are targeting the 18-34 male audience.

[CHART]

Source: Audience shown is the gross sum of 2004 Fall MRI measured readership for each company’s magazines and DJG estimates of unmeasured magazine readership based on industry norms.

1H05 Non-Endemic Advertising Revenue:  +6%

Consumer Guides (27% of 2004 Revenue)

Largest Publisher and Distributor of Consumer Guides

PRIMEDIA Investing For Growth

Distribution is Key Competitive Differentiator

[GRAPHIC]	•	DistribuTech has more locations (49,000+) than competitors combined.

	•	More DistribuTech racks in retail locations (16,000+) than competitors combined.

[GRAPHIC]	•	Most leading U.S. retailers under contract.

	•	Over 95% of contracts with retail chains are exclusive agreements.

Apartment Guide:  30 Years of Growth

#1 in 72 of 75 Markets.  Most recognized name in industry.

ADVERTISER LISTINGS			•	Apartment Guide typically delivers 30% of a community’s leases (advertisers’ largest lease source).
[GRAPHIC]
20,000 Listings			•	If a community receives 50 prospective tenants/month...

PRINT DISTRIBUTION		ONLINE DISTRIBUTION		...and 10 were from Apartment Guide...

[GRAPHIC]		[GRAPHIC]		...12 leases were signed...
24 Million Circulation 16,000 Retail Locations	[GRAPHIC] 90% Advertiser Renewal Rate	340 Million Page Views 15 Million Unique Users		...and 4 were from Apartment Guide...
...if the community paid $900/month to advertise in Apartment Guide...

...the cost-per-lease is $225, significantly lower than almost all competitors.

If rent is $1K/month and tenant stays 18 months, $225 investment generates $18K for community.

New Home Guide Growth

	•	1H05 Revenue: +42%

	•	Added 6 guides in May, 2005

[GRAPHIC]	•	25 publications vs. 80 Apartment Guides

	•	Solid market fundamentals

	•	Leverages DistribuTech distribution

Auto Guide Growth

	•	Established 2004. $13 million annualized revenue run rate as of June, 2005.

	•	14 publications

[GRAPHIC]	•	Scalable nationally

	•	Enormous market

	•	Weekly revenue stream

	•	Leverages DistribuTech distribution

30 Years of Consumer Guides Success

•                  DistribuTech provides unmatched competitive advantages for existing guides and launches.

•                  High advertiser renewal rates driven by provable leads.

•                  Industry-leading web sites.

•                  Efficient, automated processes maximize margins.

•                  All three PRIMEDIA-owned products address large markets.

•                  Investments expected to yield strong returns.

Education (6% of 2004 Revenue)

[LOGO]

•                  Add new advertising categories

[LOGO]

•                  Introducing digital platform

[LOGO]

•                  Maximizing strategic partnership with Mass General Hospital

Financial Strength

•                  Net debt and preferred stock reduced nearly $1.3 billion since September 30, 2001, pro-forma for the PRIMEDIA Business Information Sale.  Reduced multiple of net debt and preferred to Segment EBITDA to 7 from 12.

•                  Turned FCF-positive in 2004.

•                  Deleveraging following About.com sale improved free cash flow ~ $27 million on annualized basis.

•                  Pro-forma blended cost of debt and preferred 7.5%, 53% fixed-rate.

•                  No significant near-term debt maturities.

•                  Ample unused bank facilities.

•                  Expect in excess of $1 billion of NOLs following the sale of About.com and PRIMEDIA Business Information transactions.

Debt Refinancing:  Term Loan B

Sources ($ millions)

Amended revolver ($277mm commitment)	$0
New term loan(1)	500
Divestitures(2)	385

Total sources	$885

Uses ($ millions)

Repay outstanding bank debt(3)	$478
Redeem 8.625% Series H Preferred	212
Redeem 7.625% Senior Notes	146
Prepayment penalties	5
Fees, expenses	1
Taxes/other	30
Cash	13
Total uses	$885

(1)         $212MM of the New Term loan B will be applied to redeem the Series H Preferred Shares and $146MM will be applied to redeem the 7.625% Senior Notes.

(2)         Net proceeds from the divestiture will be utilized to completely repay the Term A, Term B and Term C.  In the event divestiture proceeds are received post funding of the facility, the revolver will be used to temporarily repay these Term Loans.

(3)         Comprised of outstanding amounts of $115.0 RC versus $95.0 actual for 6/30/05, $47.1 TLA, $216.8 TLB, $99.0 TLC.

Proposed Terms and Conditions

Issuer:	PRIMEDIA Inc.

Proposed facility:	$500 million Term Loan B

Tenor:	8 years

Amortization:	1% per annum to be paid bi-annually with balance at maturity

Drawn pricing:	L + 225bps (steps down to L + 200bps when Leverage Ratio is less than 5.0x)

Ratings:	B2/B (on positive watch with Moody’s for upgrade)

Financial covenants:	Leverage Ratio < 6.25x (step-down to 6.0x on 10/1/07)
Interest Coverage > 1.75x at all times
Fixed Charge Coverage > 1.05x at all times

Summary of Revolving Credit Amendment

In conjunction with the transaction, PRIMEDIA is requesting its Revolving Credit investors to approve an amendment facilitating the inclusion of the new Term Loan B under the credit agreement and other conforming revisions, including:

Leverage Ratio < 6.25x (step-down to 6.0x on 10/1/07)

Interest Coverage > 1.75x at all times

The Company also plans to decrease commitments on the Revolving Credit Facility from $355 million to $277 million by accelerating the earliest scheduled reductions

Summary:  Enthusiast Media  (67% of 2004 Revenue)

•                  Management reorganization and upgrade substantially complete.

•                  Completed redesigns delivering growth in ad pages and copies sold.

•                  1H05 online revenue +17%.  Ad revenue, subscriber acquisition, event promotion, and e-commerce improving.  Large online opportunity to seize.

•                  1H05 licensing revenue through +76%, albeit off small base.

•                  PRIMEDIA’s reach to young male demographic driving non-endemic advertising growth.

•                  Newsstand softness in-line with industry.

Summary:  Consumer Guides  (27% of 2004 Revenue)

•                  Apartment Guide continuing 30 years of growth as advertisers’ largest lead source and most recognized print and online brand in industry.

•                  DistribuTech providing greater distribution than all competitors combined.  PRIMEDIA continues to grow distribution.

•                  Strong results from New Home Guide.  1H05 revenue +42%.  Added 6 guides in May, 2005.

•                  Auto Guide opportunity larger than Apartment Guide. 14 guides with $13 million annualized revenue run rate in just over one year.

•                  Investments expected to yield strong returns.

Summary:  Education  (6% of 2004 Revenue)

•                  New CEO at Channel One brings new approaches for growth.

•                  Films Media Group:   Four quarters of revenue growth after 13 quarters of declines.

•                  Interactive Medical Network’s 2005 actual plus advance bookings ahead of entire 2004 revenue.

Plan to grow segment revenue in 2005 after five years of declines.

Summary:  PRIMEDIA Inc.

•                  Targeted media is a significant opportunity.
PRIMEDIA is best-positioned to seize this opportunity.

•                  2003/2004: Many challenges.  2004/2005: Overhauls and improvements.

•                  2005 Guidance:  Low-to-mid single digit revenue growth and flat to down low single digit Segment EBITDA growth versus 2004, ex-About.com and PRIMEDIA Business Information.  2005 Segment EBITDA adversely impacted by investments in Consumer Guides Segment and increased paper prices.

•                  Financial strength dramatically improved.

•                  Strategies are working.  Numerous initiatives to drive mid- and long-term consolidated growth:

Enthusiast Media (67% of 2004 Revenue)

•                  Improving product quality

•                  Leveraging online opportunities

•                  Extending brands to new products

•                  Attracting non-endemic advertisers

Consumer Guides (27%)

•                  Apartment Guide stability

•                  New Home Guide expansion

•                  Auto Guide launches

Education (6%)

•                  Invigorate Channel One

•                  Films turnaround underway

•                  IMN partnership